                                                                    EXHIBIT 99.1

                              POST PROPERTIES, INC.
                         SELECTED FINANCIAL INFORMATION
                 (Dollars in thousands, except per share data)
                                   (Unaudited)

                                                                                   THREE MONTHS ENDED        TWELVE MONTHS ENDED
                                                                                      DECEMBER 31,               DECEMBER 31,
                                                                                 ======================    =========================
                                                                                   2000          1999         2000           1999
                                                                                 ======================    =========================
OPERATING  DATA
   Revenue:
      Rental - owned properties ..............................................    $ 94,675    $  83,852     $ 365,895     $ 318,697
      Property management - third party ......................................         998          934         3,826         3,368
      Landscape services - third party .......................................       3,580        2,636        11,423         9,118
      Interest ...............................................................         459          200         1,922           764
      Other ..................................................................       3,853        3,753        16,766        13,980
                                                                                 ----------------------    ------------------------
              Total revenue ..................................................     103,565       91,375       399,832       345,927
                                                                                 ----------------------    ------------------------

   Property operating and maintenance expenses - owned
       properties ............................................................      34,443       29,350       131,349       113,152
   Depreciation expense ......................................................      19,748       15,892        71,113        58,013
   Property management expenses - third party ................................         850          750         3,099         2,925
   Landscape services expenses - third party .................................       3,133        2,271         9,993         7,904
   Interest expense ..........................................................      14,752        9,117        50,303        33,192
   Amortization of deferred loan costs .......................................         438          383         1,636         1,496
   General and administrative expenses .......................................       3,108        2,294        10,066         7,788
   Minority interest in consolidated property partnerships....................        (500)          26        (1,695)          511
                                                                                 ----------------------     -----------------------
                                                                                    75,972       60,083       275,864       224,981
                                                                                 ----------------------     -----------------------
   Net income before net gain (loss) on sale of assets, non-recurring charges,
      minority interest and extraordinary item ...............................      27,593       31,292       123,968       120,946
   Net gain (loss) on sale of assets .........................................       1,581         (185)        3,208        (1,522)
   Non-recurring charges (1) .................................................      (9,365)          --        (9,365)           --
   Minority interest of preferred unitholders in Operating Partnership .......      (1,400)      (1,416)       (5,600)       (1,851)
   Minority interest of common unitholders in Operating Partnership ..........      (1,792)      (3,163)      (11,691)      (12,598)
                                                                                 ----------------------     -----------------------
   Net income before extraordinary item ......................................      16,617       26,528       100,520       104,975
   Extraordinary item, net of minority interest (2) ..........................          --           --            --          (458)
                                                                                 ----------------------     -----------------------
Net income ...................................................................      16,617       26,528       100,520       104,517
Dividends to preferred shareholders ..........................................      (2,969)      (2,968)      (11,875)      (11,875)
                                                                                 ----------------------     -----------------------
Net income available to common shareholders ..................................    $ 13,648    $  23,560     $  88,645     $  92,642
                                                                                 ======================     =======================

PER COMMON SHARE DATA
   Net income before extraordinary item
        (net of preferred dividend) - basic ..................................    $   0.35    $    0.61     $    2.25     $    2.42
                                                                                 ======================     =======================
   Net income available to common shareholders - basic .......................    $   0.35    $    0.61     $    2.25     $    2.41
                                                                                 ======================     =======================
   Net income before extraordinary item
        (net of preferred dividend) - diluted ................................    $   0.34    $    0.60     $    2.22     $    2.39
                                                                                 ======================     =======================
   Net income available to common shareholders - diluted .....................    $   0.34    $    0.60     $    2.22     $    2.38
                                                                                 ======================     =======================
   Dividends declared ........................................................    $   0.76    $    0.70     $    3.04     $    2.80
                                                                                 ======================     =======================


OTHER DATA
   Cash Flow Provided From (Used In):
     Operating Activities.....................................................    $ 32,108    $  31,025     $ 185,073     $ 153,038
     Investing Activities.....................................................    $(16,468)   $(100,268)    $(255,986)    $(317,960)
     Financing Activities.....................................................    $(26,120)   $  68,748     $  72,502     $ 149,638
   Funds from operations (3) .................................................    $ 32,317    $  41,953     $ 163,411     $ 162,581
                                                                                 ======================     =======================
   Capitalized interest ......................................................    $  6,434     $  6,707     $  25,426     $  21,417
                                                                                 ======================     =======================

                                                                                                  DECEMBER 31,
                                                                                        ================================
                                                                                           2000                 1999
                                                                                        ================================
BALANCE SHEET DATA
   Real estate, before accumulated depreciation...............................          $2,827,094           $2,582,785
   Real estate, after accumulated depreciation................................           2,469,914            2,279,769
   Total assets...............................................................           2,551,237            2,350,173
   Total debt.................................................................           1,213,309              989,583
   Shareholders' equity.......................................................           1,028,610            1,058,862

KEY DEBT STATISTICS
   Total secured debt.........................................................             468,384              415,157
   Total unsecured debt.......................................................             744,925              574,426

                     NOTES TO SELECTED FINANCIAL INFORMATION

(1)       Non-recurring charges consisted of the following:
          Write off of pursuit costs on abandoned development projects - $4,389 Severance cost related to management changes - $3,066
          Impairment reserves on for-sale housing - $407
          Write off of investment in Darwin Networks - $1,503

(2) The extraordinary item for the twelve months ended December 31, 1999 resulted from the costs associated with the early extinguishment of indebtedness.

(3) The Company uses the National Association of Real Estate Investment Trusts ("NAREIT") definition of FFO. Effective January 1, 2000, NAREIT amended its definition of FFO to include in FFO all non-recurring transactions, except those that are defined as extraordinary under generally accepted accounting principles. The Company adopted this new definition effective January 1, 2000. FFO for any period means the Consolidated Net Income of the Company and its subsidiaries for such period excluding gains or losses from debt restructuring and sales of property plus depreciation of real estate assets, and after adjustment for unconsolidated partnerships and joint ventures, all determined on a consistent basis in accordance with generally accepted accounting principles ("GAAP"). FFO presented herein is not necessarily comparable to FFO presented by other real estate companies because not all real estate companies use the same definition. The Company's FFO is comparable to the FFO of real estate companies that use the current NAREIT definition. FFO should not be considered as an alternative to net income, (determined in accordance with GAAP) as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs or ability to service indebtedness or make distributions.

                              POST PROPERTIES, INC.
                           CALCULATION OF FFO AND CAD
               (Dollars in thousands, except share or unit data)

                                                                     THREE MONTHS ENDED             TWELVE MONTHS ENDED
                                                                        DECEMBER 31,                    DECEMBER 31,
                                                                ----------------------------    ----------------------------
                                                                    2000            1999            2000            1999
                                                                ----------------------------    ----------------------------

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS ................    $     13,648    $     23,560    $     88,645    $     92,642
     Extraordinary item, net of minority interest ..........              --              --              --             458
     Minority Interest of common unitholders ...............           1,792           3,163          11,691          12,598
     Net (gain) loss on sale of assets .....................          (1,581)            185          (3,208)          1,522
                                                                ----------------------------    ----------------------------
Adjusted net income ........................................          13,859          26,908          97,128         107,220
Depreciation on real estate assets, net(1) .................          18,458          15,045          66,283          55,361
                                                                ----------------------------    ----------------------------
FUNDS FROM OPERATIONS ......................................          32,317          41,953         163,411         162,581
Recurring capital expenditures(2) ..........................          (1,355)         (1,359)         (9,157)         (8,641)
Non-recurring capital expenditures .........................          (3,240)         (1,420)         (5,576)         (2,971)
Loan amortization payments .................................            (243)            (21)         (1,869)            (81)
                                                                ----------------------------    ----------------------------
CASH AVAILABLE FOR DISTRIBUTION ............................    $     27,479    $     39,153    $    146,809    $    150,888
                                                                ============================    ============================
Revenue generating capital expenditures(3) .................    $      2,414    $      3,831    $      6,670    $      8,011
                                                                ============================    ============================

Weighted average shares outstanding - basic ................      39,390,488      38,753,907      39,317,725      38,460,689
Weighted average shares and units outstanding - basic ......      44,571,899      43,948,473      44,503,290      43,663,373
Weighted average shares outstanding - diluted ..............      39,587,600      39,183,463      39,852,514      38,916,987
Weighted average shares and units outstanding - diluted ....      44,769,011      44,378,029      45,038,079      44,119,671

--------------------

(1) Depreciation on real estate assets is net of the minority interest portion of depreciation in consolidated partnerships.

(2) Since the Company does not add back the depreciation of non-real estate assets in its calculation of FFO, capital expenditures of $1,450 and $571 for the three months ended December 31, 2000 and 1999, respectively, and $3,441 and $6,811 for the twelve months ended December 31, 2000 and 1999, respectively, are excluded from the calculation of CAD.

(3) Primarily comprised of  major renovations of communities.

                               POST PROPERTIES,INC
                                  DEBT SUMMARY
                             (Dollars in thousands)

                                                                                    Weighted Average Rate for
                                                                                        Three Months Ended
                                                                                         December 31, (1)
                                                                     Percentage     -------------------------
                                                         Balance      of Total         2000         1999
                                                        -----------------------     -------------------------

Unsecured fixed rate senior notes ................      $  695,000        57.28%        7.55%          7.23%
Secured tax exempt variable rate notes(2) ........         235,880        19.44%        4.91%          4.31%
Secured conventional fixed rate note(3) ..........         103,200         8.51%        7.60%          6.60%
Secured conventional fixed rate notes ............         129,304        10.66%        7.24%          6.66%
Unsecured fixed rate senior note(4) ..............          25,000         2.06%        7.43%          5.78%
Other lines of credit and unsecured debt .........          24,925         2.05%        7.12%          6.58%
                                                        -----------------------       ---------------------
                                                        $1,213,309       100.00%        6.99%          6.26%
                                                        =======================       =====================

                                                                      Percentage
                                                 Balance             of Total Debt
                                          -----------------------------------------

Total fixed rate debt                     $            954,504             78.67%
Total variable rate debt                               258,805             21.33%

                                          -----------------------------------------
Total debt                                $          1,213,309            100.00%
                                          =========================================

Amount of debt maturity by year:(5)               2000                 $      --(6)
                                                  2001                    67,000
                                                  2002                    20,000
                                                  2003                   100,000
                                                  2004                    23,000
                                          2005 and thereafter            978,384

(1) Weighted average rate includes credit enhancements and other fees, where applicable. The weighted average rates for the three months ended December 31, 1999 are based on the debt outstanding for that period.

(2) The Company has purchased an interest rate cap that limits the Company's exposure to increases in the base rate to 5%.

(3) In December 2000, the Company entered into a swap transaction that fixed the rate of interest on this note at 6.975%, inclusive of credit enhancement and other fees, from January 1, 2001 through July 31, 2009.

(4) In October 2000, the Company entered into a swap transaction that fixed the rate on the note at 7.28% through maturity.

(5) Excludes principal amortization payments and payments on lines of credit and other unsecured debt.

(6) The Company has repaid a secured conventional variable rate note in the amount of $22,067 and an unsecured variable rate senior note in the amount of $30,000 in 2000.

                               POST PROPERTIES,INC
             SUMMARY OF DISPOSITION ACTIVITY AS OF DECEMBER 31, 2000

Community Name                           Location               Proceeds Per Unit      Gross Sales Price

Post River                             Atlanta, GA                  $ 151,878            $  32,350,000
Q1 2000

Post Trace, Mark, Pointe               Jackson, MS                  $  45,371            $  44,600,000
Q3 2000

Post Hillsboro, Green Hills           Nashville, TN                 $ 100,505
Post Terrace                           Atlanta, GA                  $ 119,088
Post Parkwood                          Atlanta, GA                  $  96,000
Q4 2000                                                                                  $  84,135,400
                                                                                         -------------
2000 Total                                                                               $ 161,085,400

                              POST PROPERTIES, INC.
                  Construction and Initial Lease-Up Properties
                                Leasing Activity
                                    02/03/01

                                                   ESTIMATED     ESTIMATED         ESTIMATED
                                                  Quarter of     Quarter of        Quarter of
                                   Number of     Construction    First Units     of Stabilized
   Metropolitan Area                 Units          Start         Available         Occupancy
--------------------------------------------   ----------------------------------------------

ATLANTA, GA

Post Spring                            452          3Q '99         2Q '00            3Q '01
Post Peachtree                         121          2Q '00         4Q '01            2Q '02
Post Biltmore                          276          3Q '00         4Q '01            3Q '02
                                     -----
SUBTOTAL                               849
                                     -----

CHARLOTTE, NC
Post Uptown Place                      226          3Q '98         1Q '00            2Q '01
Post Gateway Place                     232          3Q '99         3Q '00            3Q '01
Post Gateway Place II                  204          3Q '00         3Q '01            1Q '02
                                     -----
SUBTOTAL                               662
                                     -----

TAMPA, FL
Post Harbour Place II                  319          4Q '98         2Q '00             1Q'01
                                     -----
SUBTOTAL                               319
                                     -----

DALLAS, TX

Post Legacy                            384          3Q '99         3Q '00            4Q '01
Post Addison Circle III                264          3Q '99         3Q '00            2Q '01

                                     -----
SUBTOTAL                               648
                                     -----

HOUSTON, TX
Post Midtown Square II                 193          1Q '00          4Q'00            4Q '01
                                     -----
SUBTOTAL                               193
                                     -----

DENVER, CO
Post Uptown Square I                   449          1Q '98         3Q '99            3Q '01
Post Uptown Square II                  247          1Q '00         4Q '01            3Q '02
                                     -----
SUBTOTAL                               696
                                     -----

PHOENIX, AZ
Post Roosevelt Square                  403          4Q '98          1Q 00            4Q '01


WASHINGTON D.C
Post Pentagon Row                      504          2Q '99         2Q '01            2Q '02


PASADENA, CA
Post Paseo Colorado                    387          2Q '00         2Q '02            2Q '03

                                     -----
TOTAL                                4,661
                                     =====